AMENDMENT #4
                                       to
                                CREDIT AGREEMENT


                  THIS AMENDMENT #4 TO CREDIT AGREEMENT (this "Amendment") dated as of February 18, 1999, between V BAND CORPORATION (the "Borrower") and NATIONAL BANK OF CANADA, NEW YORK BRANCH (the "Bank").


                                    RECITALS

                  A. The Borrower and the Bank are parties to the Credit Agreement dated as of May 28, 1997, as amended by Amendment and Waiver dated as of February 10, 1998, Amendment and Waiver dated as of June 4, 1998, and the
Amendment #3 to Credit Agreement dated as of January 19, 1999 (as the same may have been, is hereby or may hereafter be further amended, the "Credit Agreement"), pursuant to which the Bank agreed to extend credit to the Borrower in the form of revolving loans and letters of credit upon the terms and subject to the conditions set forth in the Credit Agreement.

                  B. The Borrower has requested that the Bank permit it to borrow under the Credit Agreement overadvances of up to $100,000 in the aggregate and allow such overadvances to remain outstanding until March 1, 1999, in consideration of, inter alia, the agreement of the Borrower to comply with the requirements imposed hereby.

                  C. The Bank is willing to permit such overadvances, subject to the terms and conditions set forth below.

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  2.       Amendment to Credit Agreement.

                  (a)      The definition of the term  "Commitment" set forth in
Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended in its entirety to read as follows:


                           "Commitment": the commitment of the Bank to make Loans pursuant to Section 2.1, and to issue Letters of Credit pursuant to Section 2.10, in the maximum aggregate principal amount of Two Million Dollars ($2,000,000.00), as the Commitment may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

                  (b) The definition of the term "Permitted Overadvance Amount" set forth within the definition of "Borrowing Base" in Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended to read as follows:

                           "Permitted Overadvance Amount" means (x) during the period commencing on February 18, 1999 and ending on March 1, 1999, One Hundred Thousand Dollars ($100,000), and (y) thereafter, $0.00.

                  (c) The last sentence of Section 2.11(f) of the Credit Agreement is hereby amended to read as follows:

                           For purposes of this Section, the term "Applicable Percentage" means (i) 3% with respect to any optional reduction, refinancing or termination which becomes effective before May 28, 1998, (ii) 2% with respect to any optional reduction, refinancing or termination which becomes effective on or after May 28, 1998 but before August 28, 1999, (iii) 2.25% with respect to any optional reduction, refinancing or termination which becomes effective on or after August 28, 1999 but before November 28, 1999, (iv) 2.5% with respect to any optional reduction, refinancing or termination which becomes effective on or after November 28, 1999 but before February 28, 2000, (v) 2.75% with respect to any optional reduction, refinancing or termination which becomes effective on or after February 28, 2000 but before May 28, 2000, and (vi) 3% with respect to any optional reduction, refinancing or termination

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
                           which becomes effective on or after May 28, 2000.

                  (b) Section 7.1 (Financial Covenants) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           7.1 Financial Covenants. The Borrower hereby covenants and agrees that so long as the Commitment remains in effect or any Letter of Credit remains outstanding and until the payment in full of the Obligations and the complete performance of all of the Borrower's other obligations hereunder and under the other Loan Documents, unless the Bank shall otherwise consent in writing, the Borrower shall not:

                           (a)      Permit  its  Consolidated   EBITDA  for  any
                  fiscal quarter specified below to be less than the amount set forth below for such fiscal quarter:

================================================================================
|Fiscal Year | First         | Second         |  Third         | Fourth        |
| Ending     | Quarter       | Quarter        |  Quarter       | Quarter       |
|------------|---------------|----------------|----------------|---------------|
|October 31, | ($500,000)    | ($200,000)     |  $100,000      | $250,000      |
| 1999       |               |                |                |               |
|------------|---------------|----------------|----------------|---------------|
|October 31, | $50,000       | $50,000        |  Not           | Not           |
| 2000       |               |                |  Applicable    | Applicable    |
================================================================================


                  (b) Permit its Leverage Ratio for any fiscal quarter specified below to exceed the ratio below for such fiscal quarter:

================================================================================
|Fiscal Year | First         | Second         |  Third         | Fourth        |
| Ending     | Quarter       | Quarter        |  Quarter       | Quarter       |
|------------|---------------|----------------|----------------|---------------|
|October 31, | 5.00:1.00     | 5.00:1.00      |  5.00:1.00     |  5.00:1.00    |
| 1999       |               |                |                |               |
|------------|---------------|----------------|----------------|---------------|
|October 31, | 4.00:1.00     | 4.00:1.00      |  Not           | Not           |
| 2000       |               |                |  Applicable    | Applicable    |
================================================================================

                           (c) Permit its Consolidated Tangible Net Worth as at the end of any fiscal quarter specified below to be less than the amount set forth below for such fiscal quarter:

================================================================================
|Fiscal Year | First         | Second         |  Third         | Fourth        |
| Ending     | Quarter       | Quarter        |  Quarter       | Quarter       |
|------------|---------------|----------------|----------------|---------------|
|October 31, | $1,300,000    | $1,200,000     |  $1,300,000    | $1,500,000    |
| 1999       |               |                |                |               |
|------------|---------------|----------------|----------------|---------------|
|October 31, | $1,600,000    | $1,800,000     |  Not           | Not           |
| 2000       |               |                |  Applicable    | Applicable    |
================================================================================



                           (d) Permit its Interest Coverage Ratio to be less than 1.00 to 1.00 for any fiscal quarter beginning with and including the third fiscal quarter of its fiscal year ending October 31, 1999 through and including the second fiscal quarter of its fiscal year ending October 31, 2000, or for the Calculation Period ending at the end of the second fiscal quarter of its fiscal year ending October 31, 2000.

                           (e)      Permit  its  Current  Ratio to be less  than
                  1.00 to 1.00 as at the end of any fiscal quarter of its fiscal year ending October 31, 1999 or as at the end of either of the first or second fiscal quarter of its fiscal year ending October 31, 2000.

                  (d) All references in the Credit Agreement to "this agreement" or such words as "hereof", "herein", or "hereunder" shall be deemed to be references to the "Credit Agreement," as defined in this Agreement.

                  3. Reaffirmation of Obligations. The Borrower hereby acknowledges and confirms to the Bank (a) that the amendments and modifications to the Credit Agreement made pursuant to this Amendment shall not affect or impair in any way the validity, binding effect or enforceability of any Loan Document to which the Borrower is a party or of any liens or security interests granted to the Bank thereunder, or the Borrower's obligations or the Bank's rights and remedies thereunder, and (b) that the Loan Documents to which the Borrower is a party, any liens and security interests granted to the Bank thereunder, and the Borrower's obligations and the Bank's rights and remedies thereunder shall continue in full force and effect, notwithstanding such amendments and modifications.

                  4. Effectiveness. The provisions of this Amendment to the contrary notwithstanding, the foregoing amendment shall be effective only through the earliest of (a) noncompliance by the Borrower with any of the limitations or requirements contained herein, or (b) the occurrence of an Event of Default under the

 Credit Agreement.

                  5. Amendment Fee. As consideration for the amendment to the Credit Agreement provided in this Amendment, the Borrower shall pay to the Bank on or before the Amendment Date a fee in the amount of $15,500.00 (the "Amendment Fee"), which fee is nonrefundable and is deemed earned by the Bank when paid.

                  6. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that (a) it has full power and authority to execute and deliver this Amendment, (b) this Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, (c) the Borrower's execution and delivery of this Amendment, and its performance of this Amendment and of the Credit Agreement, have been duly authorized by all requisite action of the Borrower and do not require the approval of its shareholders, (d) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not (i) violate the Borrower's Certificate of Incorporation or
By-Laws or any law or regulation applicable to the Borrower, (ii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected, (iii) violate any order of any court, tribunal or governmental agency binding upon the Borrower or its properties, (iv) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of the Borrower, or (v) require any license, consent or approval of any governmental agency or regulatory authority or any other third party, and (e) the total of the outstanding principal balance of all Loans and the LC Exposure as of the date hereof is $1,271,186.08.

                  7. Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Date") on which each of the following conditions precedent shall have been satisfied or waived:

                  (a) the Borrower and the Bank shall have executed and delivered counterpart originals or facsimiles hereof;

                  (b) the Borrower shall have executed and delivered to the Bank UCC financing statements in form, substance and number sufficient for filing in all offices specified by the Bank;

                  (c) the Consent attached hereto as Exhibit A shall have been duly executed by all of the Borrower's Domestic Subsidiaries and delivered to the Bank;

                  (d)      the Bank shall have  received  payment in full of the

Amendment Fee; and
                                       5
                  (e)      all   legal,   documentary   and  other   matters  in
connection with this Amendment and the transactions contemplated hereby shall be satisfactory to the Bank and its counsel.

                  The amendment to the Credit Agreement set forth in Section 2 hereof shall become effective automatically on the Amendment Date, without the need for any further action by any party hereto.

                  8. Covenants. The Borrower agrees that it shall use its best efforts to promptly cause the execution by such parties as the Bank shall request of all such landlord, warehouseman, processor or similar waivers as the Bank shall request regarding (a) any locations at which the Borrower or any Guarantor has an office or place of business or at which any Collateral is located, or (b) any party that holds, sells, stores, modifies, manufactures or installs any Inventory. The Borrower shall deliver to the Bank on or before February 26, 1999 true and correct copies of all leases, including any amendments, riders and schedules thereto, regarding the premises described in
(a) hereof, and any agreements or contracts between the Borrower or any Guarantor and any party described in (b) hereof.

                  9. Default. Any default by the Borrower in the observance or performance of any term, condition, covenant, representation or warranty set forth in this Amendment shall constitute an Event of Default under the Credit Agreement.

                  10. Waiver and Release. AS A MATERIAL INDUCEMENT FOR, AND IN CONSIDERATION OF, THE BANK'S AGREEMENTS HEREIN, THE BORROWER (FOR ITSELF AND ITS SUCCESSORS, ASSIGNS, EXECUTORS AND ADMINISTRATORS) HEREBY WAIVES, RELEASES, REMISES AND FOREVER DISCHARGES THE BANK, ITS SHAREHOLDERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS AND ADMINISTRATORS OF AND FROM ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, CROSSCLAIMS, COUNTERCLAIMS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, BILLS, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, VARIANCES, DAMAGES, JUDGMENTS, CLAIMS AND DEMANDS WHATSOEVER, IN LAW OR IN EQUITY, WHICH AGAINST THE BANK, THE BORROWER EVER HAD, NOW HAS, OR THE BORROWER, OR ITS SUCCESSORS, ASSIGNS, EXECUTORS, OR ADMINISTRATORS CAN, SHALL OR MAY HAVE FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DAY OF THE DATE OF THIS AGREEMENT. BORROWER CONFIRMS THAT THE FOREGOING WAIVER AND RELEASE IS AN INFORMED WAIVER AND RELEASE AND IS FREELY GIVEN.

                  11.      Miscellaneous.

                  (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS RULES (OTHER

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
THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

                  (b) Except as expressly amended hereby, all terms and conditions of the Credit Agreement and the other Loan Documents, and all rights of the Bank and obligations of the Borrower thereunder and under all related documents, shall remain in full force and effect. Without limiting the generality of the foregoing, nothing herein contained shall be deemed to increase the Commitment.

                  (c) The Borrower hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of outside counsel to the Bank) incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment and all related documents, whether or not the transactions contemplated hereby are consummated.

                  (d) This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof.

                  (e) This Amendment constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and any prior oral agreements or understandings are merged herein.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

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
                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.


                                        V BAND CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        NATIONAL BANK OF CANADA, NEW YORK BRANCH


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT A

                              CONSENT OF GUARANTORS

         Each of the undersigned (each, a "Guarantor") consents and agrees to the execution and delivery by the Borrower of the Amendment #4 to Credit Agreement dated as of February 18, 1999 (the "Amendment") between V Band Corporation and National Bank of Canada, New York Branch (the "Bank") and to all of the transactions contemplated by the Amendment. Each Guarantor acknowledges and agrees that each of the documents which it has executed in connection with the Credit Agreement is ratified, confirmed and reaffirmed, including, without limitation, its Subsidiary Guarantee, and any other Loan Documents to which it is a party and that such documents are in full force and effect in accordance with their terms and there are no defenses, counterclaims or rights of set-off as to any of such Guarantor's obligations thereunder. Each Guarantor further acknowledges and agrees that the Amendment is supported by good and valuable consideration by the Bank including, without limitation, the Bank's agreement to execute the Amendment.

         AS A MATERIAL INDUCEMENT FOR, AND IN CONSIDERATION OF, THE BANK'S AGREEMENTS IN THE AMENDMENT, EACH GUARANTOR (FOR ITSELF AND ITS SUCCESSORS, ASSIGNS, EXECUTORS AND ADMINISTRATORS) HEREBY WAIVES, RELEASES, REMISES AND FOREVER DISCHARGES THE BANK, ITS SHAREHOLDERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS AND ADMINISTRATORS OF AND FROM ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, CROSSCLAIMS, COUNTERCLAIMS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, BILLS, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, VARIANCES, DAMAGES, JUDGMENTS, CLAIMS AND DEMANDS WHATSOEVER, IN LAW OR IN EQUITY, WHICH AGAINST THE BANK, EACH GUARANTOR HAD, NOW HAS, OR EACH GUARANTOR, OR ITS SUCCESSORS, ASSIGNS, EXECUTORS, OR ADMINISTRATORS CAN, SHALL OR MAY HAVE FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DAY OF THE DATE OF THIS AGREEMENT. EACH GUARANTOR CONFIRMS THAT THE FOREGOING WAIVER AND RELEASE IS AN INFORMED WAIVER AND RELEASE AND IS FREELY GIVEN.

                                                     LICOM Incorporated

                                                     By:
                                                        ------------------------
                                                           Name:
                                                           Title:

                                                     V Band NE, Inc.

                                                     By:
                                                        ------------------------
                                                           Name:
                                                           Title:

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